    As filed with the Securities and Exchange Commission on February 15, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 14, 2002




                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   0-7849                  22-1867895
     ---------------          ----------------         -------------------
     (State or other          (Commission File            (IRS Employer
     jurisdiction of               Number)             Identification No.)
     incorporation)


          165 Mason Street, P.O. Box 2518, Greenwich, CT    06836-2518
          ----------------------------------------------    ----------
             (Address of principal executive offices)       (Zip Code)



          Registrant's telephone number, including area code: (203) 629-3000
                                                              --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the Company's results of operations for the fourth quarter of 2001 and the year then ended. The press release was issued on February 14, 2002. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

               None.

     (b) Pro forma financial information:

               None.

     (c) Exhibits:

               99.1 Press Release dated February 14, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION


                                        By:  /s/ Eugene G. Ballard
                                             -------------------------------
                                             Name:   Eugene G. Ballard
                                             Title:  Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer


Date:  February 15, 2002

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                                  EXHIBIT INDEX


Exhibit:
-------

99.1                Press Release dated February 14, 2002